Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350


Pursuant to 18 U.S.C. Section 1350, I, Robert W. McMartin, hereby certify that, to the best of my knowledge, the Annual Report on Form 10-KSB/A of Circuit Research Labs, Inc. (the "Company") for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Robert W. McMartin
                                        ----------------------
                                        Robert W. McMartin
                                        Chief Financial Officer
                                        Circuit Research Labs, Inc.
                                        April 29, 2003




This certification accompanies this Report on Form 10-KSB/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.